The latest report from your
Fund's management team

ANNUAL REPORT

Bond
Fund

MAY 31, 1999


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


CHAIRMAN'S MESSAGE

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief
Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
ANTHONY A. GOODCHILD AND BENJAMIN MATTHEWS, PORTFOLIO MANAGERS

[A 3 1/4" x 2" photo at bottom right side of page of John Hancock Bond Fund. Caption below reads "Fund management team members (l-r): "Ben Matthews, Lee Crockett, Jim Ho, Tony Goodchild and Beverly Cleathero."]

John Hancock Bond Fund

Sharp contrasts and changing investor sentiment for bonds

The twelve months ended May 31, 1999 were among the most dramatic periods for fixed-income securities in recent history. The sharp contrasts in investment conditions between the first and second halves of the Fund's fiscal year resulted in a modest performance for the Fund by fiscal year end.

For the twelve months ended May 31, 1999, John Hancock Bond Fund's Class A and Class B shares produced total returns of 3.11% and 2.39%, respectively, at net asset value. Class C shares, which were introduced on October 1, 1998, returned -1.95%, at net asset value, from inception through May 31, 1999. In comparison, the average corporate debt A-rated fund produced a return of 2.52% for the 12 months ended May 31, 1999, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

"...among
the most
dramatic
periods for
fixed-income
securities in
recent
history."

A tale of two market environments

During the first six months of the Fund's fiscal year, a host of overseas economic ills -- from Russia's debt default to emerging- market currency devaluations -- tainted all financial markets, causing investor concern and a global flight to quality. As a result, the U.S. Treasury market soared and yields, which move in the opposite direction from prices, dropped to levels not seen since the early 1960s. On the other hand, domestic corporate and high-yield bonds, along with emerging-market debt, plummeted in price.

[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Government & Agencies 29%, the second is Banks/Financials 20%, the third Utilities 11%, the fourth Telecommunications 7% and the fifth Media 6%. A note below the table reads "As a percentage of net assets on May 31, 1999."]

"...U.S.
corporate
and high-
yield bonds
staged a
dramatic
comeback."

In the midst of the global turmoil, the Federal Reserve Board, along with the world's other central banks, intervened and cut interest rates. This succeeded in injecting liquidity into the world marketplace, calming markets and restoring investor confidence.

In the second half of the Fund's fiscal year, investors became more comfortable taking on risk in their portfolios and once again turned their attention to fixed-income securities that offered higher yields, and extremely attractive prices, relative to Treasury securities. From December through early May, U.S. corporate and high-yield bonds staged a dramatic comeback. Mortgage-backed and asset-backed securities also gained ground. Emerging-market issues, 1998's worst-hit bonds, rallied impressively. U.S. Treasury securities, on the other hand, suffered significantly. The yield on the bellwether 30-year bond steadily rose from its record low of 4.72% in the fourth quarter of calendar 1998 to nearly 6% by period's end.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Continental Cablevision followed by an up arrow with the phrase "Upcoming merger and likely credit upgrade." The second listing is Liberty Mutual followed by a sideways arrow with the phrase "Lackluster operating results." The third listing is Integrated Health Services followed by a down arrow with the phrase "Company experiencing financial difficulties." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

In the final weeks of the period, the Fed renewed its bias toward a possible interest-rate hike in light of unexpectedly strong indicators of inflation, a bond investor's nemesis since it eats into the fixed-income stream's purchasing power. In response, bonds across the board gave back some recent gains.

Staying flexible pays off

While we typically focus on high-grade corporate bonds, with a complement of other yield-enhanced securities such as high-yield bonds, we have the flexibility to move assets among various fixed-income sectors as opportunities arise and conditions warrant. For example, early in the fiscal year, we bolstered the Fund's position in U.S. Treasury bonds by slightly trimming back our exposure to corporate and high-yield bonds. This allowed the portfolio to participate in the Treasury market's historic run-up and avoid somewhat the worst of last summer's rout in the corporate sector. Additionally, whenever an opportunity arose we upgraded our corporate credit exposure and looked to relatively defensive industries, such as telecommunications and media, whose growth and profit potential is strong in all market cycles. We also stayed away from cyclical issues, such as energy, paper and steel at that time.

New-year shift

By November, however, corporate bond prices had become extremely attractive. As the second half of the fiscal year progressed, we took advantage of the historic valuations and began redeploying assets from Treasury securities back into investment-grade corporate and high-yield bonds. Through extensive credit research we not only added high-grade bonds such as Merrill Lynch Mortgage Investors and Household Finance, but also to some lower-quality investment-grade bonds and high-yield issues in the telecommunications, media, energy, paper and real estate investment trust (REIT) sectors. This move helped us avoid getting hit by the full brunt of the Treasury market decline, while allowing us to participate fully in the corporate sector's rally. Noteworthy performers in the media and telecommunications area included Continental Cablevision, Global Crossing Holdings, NEXTLINK Communications, Nextel Communications and Adelphia Communications. In the other sectors, we had solid performances from Union Pacific, Packaging Corp. and ProLogis.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended May 31, 1999." The chart is scaled in increments of .5% with -2.0% at the bottom and 3.5% at the top. The first bar represents the 3.11% total return for John Hancock Bond Fund Class A. The second bar represents the 2.39% total return for John Hancock Bond Fund Class B. The third bar represents the -1.95%* total return for John Hancock Bond Fund Class C. The fourth bar represents the 2.52% total return for Average corporate debt A-rated fund. A note below the chart reads "Total returns for John Hancock Bond Fund are at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. *From inception October 1, 1998 to May 31, 1999."]

The Fund's mortgage-backed and asset-backed holdings, which held us back in the first half, rose in value along with corporate bonds during the period's second half. As prices rose, we decreased our weighting in these holdings to realize profits. Throughout the year, we avoided most emerging-market debt, keeping one element of volatility out of the portfolio. These bonds rode a wild roller-coaster ride of price changes right up to the last day of the period.

Duration moves

Early on we maintained a slightly longer-than-average duration stance within the Treasury sector. Duration is a measure of the Fund's sensitivity to interest-rate changes. When interest rates decline, a longer duration offers greater potential for price appreciation; the opposite holds true when rates rise. Our stance helped the Fund's performance last year as interest rates trended downward with the anticipation of the Fed's rate cuts. By early 1999, we had moved toward a more neutral position, not making any major bets on future interest-rate movements. Near period's end, we took on a shorter duration posture, anticipating the likelihood of rising interest rates as inflationary concerns began to arise.

"...extensive
credit
research will
be the key
to success."

Outlook is mixed

We look forward with cautious optimism. The mere prospect of a Fed rate hike could unnerve investors. This, in turn, could push yields higher across the board and place downward pressure on bond prices. On the flip side, however, the economy is in good shape, corporate earnings remain healthy and inflation is still low. We see the current environment as one providing an ideal opportunity to selectively and incrementally increase our corporate bond exposure. As always, extensive credit research will be the key to success.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended March 31, 1999

                                        ONE          FIVE             TEN
                                       YEAR          YEARS          YEARS
                                    -------        -------        -------
Cumulative Total Returns              0.39%         39.20%        123.98%
Average Annual Total Returns          0.39%          6.84%          8.40%

CLASS B
For the period ended March 31, 1999
                                                                    SINCE
                                        ONE          FIVE       INCEPTION
                                       YEAR          YEARS      (11/23/93)
                                    -------        -------        -------
Cumulative Total Returns             (0.53%)        38.19%         36.77%
Average Annual Total Returns         (0.53%)         6.68%          6.03%

CLASS B
For the period ended March 31, 1999
                                                                    SINCE
                                                                INCEPTION
                                                                 (10/1/98)
                                                                  -------
Cumulative Total Return                                            (2.08%)
Average Annual Total Return                                     (2.08%)(1)

YIELDS
As of May 31, 1999
                                                               SEC 30-DAY
                                                                    YIELD
                                                                  -------
John Hancock Bond Fund:
Class A                                                             5.96%
John Hancock Bond Fund:
Class B                                                             5.53%
John Hancock Bond Fund:
Class C                                                             5.53%

Notes to Performance

(1) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index, an unmanaged index that mirrors the investment objectives and characteristics of the Fund. Past performance is not indicative of future results.

Line chart with the heading John Hancock Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Corporate Bond Index and is equal to $22,701 as of May 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Bond Fund on May 31, 1989, before sales charge, and is equal to $22,410 as of May 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Bond Fund, after sales charge, and is equal to $21,396 as of May 31, 1999.

Line chart with the heading John Hancock Bond Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Corporate Bond Index and is equal to $14,047 as of May 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Bond Fund on November 23, 1993, before sales charge, and is equal to $13,656 as of May 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Bond Fund, after sales charge, and is equal to $13,556 as of May 31, 1999.

Line chart with the heading John Hancock Bond Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Corporate Bond Index and is equal to $9,969 as of May 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Bond Fund on October 1, 1998, before sales charge, and is equal to $9,805 as of May 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Bond Fund, after sales charge, and is equal to $9,711 as of May 31, 1999.


FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 1999
-----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $1,461,942,830)                            $1,440,719,573
Preferred stocks and warrants (cost - $8,098,475)             8,739,166
Joint repurchase agreement (cost - $75,068,000)              75,068,000
Corporate savings account                                     4,431,706
                                                         --------------
                                                          1,528,958,445
Receivable for investments sold                              63,658,556
Receivable for shares sold                                    1,253,515
Interest receivable                                          27,540,308
Other assets                                                    127,317
                                                         --------------
Total Assets                                              1,621,538,141
-----------------------------------------------------------------------
Liabilities:
Payable for investments purchased                            80,764,832
Payable for shares repurchased                                  182,847
Payable for variation margin - Note A                            46,096
Dividend payable                                                806,328
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                       1,067,897
Accounts payable and accrued expenses                           129,317
                                                         --------------
Total Liabilities                                            82,997,317
-----------------------------------------------------------------------
Net Assets:
Capital paid-in                                           1,588,833,823
Accumulated net realized loss on investments and
financial futures contracts                                 (29,374,286)
Net unrealized depreciation of investments and
financial futures contracts                                 (20,633,860)
Distributions in excess of net investment
income                                                         (284,853)
                                                         --------------
Net Assets                                               $1,538,540,824
=======================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $1,278,582,000/86,620,517                              $14.76
=======================================================================
Class B - $238,591,181/16,163,916                                $14.76
=======================================================================
Class C* - $21,367,643/1,447,601                                 $14.76
=======================================================================
Maximum Offering Price Per Share**
Class A - ($14.76 x 104.71%)                                     $15.46
=======================================================================
 * Class C shares commenced operations on October 1, 1998.

** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 1999
-----------------------------------------------------------------------
Investment Income:
Interest                                                   $113,195,477
Dividends                                                     1,165,278
                                                         --------------
                                                            114,360,755
                                                         --------------
Expenses:
Investment management fee - Note B                            7,686,223
Distribution and service fee - Note B
Class A                                                       3,967,564
Class B                                                       2,108,507
Class C                                                          81,045
Transfer agent fee - Note B                                   3,391,395
Custodian fee                                                   272,949
Accounting and legal services fee - Note B                      226,136
Registration and filing fees                                     96,440
Trustees' fees                                                   76,013
Miscellaneous                                                    49,465
Auditing fee                                                     43,346
Printing                                                         35,108
Legal fees                                                       24,159
                                                         --------------
Total Expenses                                               18,058,350
-----------------------------------------------------------------------
Net Investment Income                                        96,302,405
-----------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
Net realized loss on investments sold                        (3,011,034)
Net realized gain on financial futures
contracts                                                       418,435
Change in net unrealized
appreciation/depreciation
of investments                                              (49,067,906)
Change in net unrealized
appreciation/depreciation
of financial futures contracts                                  (51,294)
                                                         --------------
Net Realized and Unrealized
Loss on Investments and
Financial Futures Contracts                                 (51,711,799)
-----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                   $44,590,606
=======================================================================

See notes to financial statements.


Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                      YEAR ENDED MAY 31,
                                                               -------------------------------
                                                                    1998             1999
                                                               --------------   --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                            $102,539,689      $96,302,405
Net realized gain (loss) on investments
sold and financial futures contracts                                5,946,744       (2,592,599)
Change in net unrealized
appreciation/depreciation of investments
and financial futures contracts                                    41,880,372      (49,119,200)
                                                               --------------   --------------
Net Increase in Net Assets Resulting from
Operations                                                        150,366,805       44,590,606
                                                               --------------   --------------
Distributions to Shareholders:
Distributions from net investment income
Class A - ($1.0541 and $0.9665 per share,
respectively)                                                     (93,841,029)     (83,968,102)
Class B - ($0.9471 and $0.8597 per share,
respectively)                                                      (9,295,588)     (11,887,365)
Class C** - (none and $0.5512 per share,
respectively)                                                              --         (446,938)
                                                               --------------   --------------
Total Distributions to Shareholders                              (103,136,617)     (96,302,405)
                                                               --------------   --------------
From Fund Share Transactions -- Net:*                             (48,328,644)      96,541,466
                                                               --------------   --------------
Net Assets:
Beginning of period                                             1,494,809,613    1,493,711,157
                                                               --------------   --------------
End of period (including distributions in
excess of net investment income of
$285,775 and $284,853, respectively)                           $1,493,711,157   $1,538,540,824
                                                               ==============   ==============
* Analysis of Fund Share Transactions:


                                                                                      YEAR ENDED MAY 31,
                                                               -----------------------------------------------------------------
                                                                             1998                              1999
                                                               -------------------------------   -------------------------------
                                                                   SHARES           AMOUNT           SHARES           AMOUNT
                                                               --------------   --------------   --------------   --------------
CLASS A
Shares sold                                                        13,358,697     $202,416,255       33,840,928     $513,805,047
Shares issued to shareholders in
reinvestment of distributions                                       4,785,248       72,548,258        4,291,217       65,236,811
                                                               --------------   --------------   --------------   --------------
                                                                   18,143,945      274,964,513       38,132,145      579,041,858
Less shares repurchased                                           (23,250,555)    (352,004,533)     (38,555,126)    (585,265,951)
                                                               --------------   --------------   --------------   --------------
Net decrease                                                       (5,106,610)    ($77,040,020)        (422,981)     ($6,224,093)
                                                               ==============   ==============   ==============   ==============
CLASS B
Shares sold                                                         3,527,995      $53,560,903        8,756,754     $133,473,644
Shares issued to shareholders in
reinvestment of distributions                                         347,196        5,266,476          440,757        6,690,223
                                                               --------------   --------------   --------------   --------------
                                                                    3,875,191       58,827,379        9,197,511      140,163,867
Less shares repurchased                                            (1,984,859)     (30,116,003)      (3,915,180)     (59,486,821)
                                                               --------------   --------------   --------------   --------------
Net increase                                                        1,890,332      $28,711,376        5,282,331      $80,677,046
                                                               ==============   ==============   ==============   ==============
CLASS C**
Shares sold                                                                --               --        1,510,673      $23,046,624
Shares issued to shareholders in
reinvestment of distributions                                              --               --           24,293          365,237
                                                               --------------   --------------   --------------   --------------
                                                                           --               --        1,534,966       23,411,861
Less shares repurchased                                                    --               --          (87,365)      (1,323,348)
                                                               --------------   --------------   --------------   --------------
Net increase                                                               --               --        1,447,601      $22,088,513
                                                               ==============   ==============   ==============   ==============

** Class C shares commenced operations on October 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,           PERIOD FROM        YEAR ENDED MAY 31,
                                        -----------------------------------  JANUARY 1, 1997 TO  ----------------------
                                          1994          1995          1996    MAY 31, 1997(6)      1998         1999
                                        --------      --------     --------   ---------------    --------      --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                    $15.53        $13.90       $15.40         $14.90         $14.78        $15.25
                                        --------      --------     --------       --------       --------      --------
Net Investment Income                       1.12          1.12         1.09           0.44           1.05(2)       0.97(2)
Net Realized and Unrealized
Gain (Loss) on Investments and
Financial Futures Contracts                (1.55)         1.50        (0.50)         (0.12)          0.47         (0.49)
                                        --------      --------     --------       --------       --------      --------
Total from Investment
Operations                                 (0.43)         2.62         0.59           0.32           1.52          0.48
                                        --------      --------     --------       --------       --------      --------
Less Distributions:
Dividends from Net Investment
Income                                     (1.12)        (1.12)       (1.09)         (0.44)         (1.05)        (0.97)
Distributions from Net Realized
Gain on Investments Sold and
Financial Futures Contracts                (0.08)           --           --             --             --            --
                                        --------      --------     --------       --------       --------      --------
Total Distributions                        (1.20)        (1.12)       (1.09)         (0.44)         (1.05)        (0.97)
                                        --------      --------     --------       --------       --------      --------
Net Asset Value, End of Period            $13.90        $15.40       $14.90         $14.78         $15.25        $14.76
                                        ========      ========     ========       ========       ========      ========
Total Investment Return at Net
Asset Value(1)                            (2.75%)       19.40%        4.11%          2.22%(3)      10.54%         3.11%
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $1,326,058    $1,535,204   $1,416,116     $1,361,924     $1,327,728    $1,278,582
Ratio of Expenses to Average
Net Assets                                 1.26%         1.13%        1.14%          1.11%(4)       1.08%         1.07%
Ratio of Net Investment Income
to Average Net Assets                      7.74%         7.58%        7.32%          7.38%(4)       6.90%         6.35%
Portfolio Turnover Rate                      85%          103%(5)      123%            58%           198%          228%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                    $15.52        $13.90       $15.40         $14.90         $14.78        $15.25
                                        --------      --------     --------       --------       --------      --------
Net Investment Income                       1.04          1.02         0.98           0.40           0.95(2)       0.86(2)
Net Realized and Unrealized
Gain (Loss) on Investments and
Financial Futures Contracts                (1.54)         1.50        (0.50)         (0.12)          0.47         (0.49)
                                        --------      --------     --------       --------       --------      --------
Total from Investment
Operations                                 (0.50)         2.52         0.48           0.28           1.42          0.37
                                        --------      --------     --------       --------       --------      --------
Less Distributions:
Dividends from Net Investment
Income                                     (1.04)        (1.02)       (0.98)         (0.40)         (0.95)        (0.86)
Distributions from Net Realized
Gain on Investments Sold and
Financial Futures Contracts                (0.08)           --           --             --             --            --
                                        --------      --------     --------       --------       --------      --------
Total Distributions                        (1.12)        (1.02)       (0.98)         (0.40)         (0.95)        (0.86)
                                        --------      --------     --------       --------       --------      --------
Net Asset Value, End of Period            $13.90        $15.40       $14.90         $14.78         $15.25        $14.76
                                        ========      ========     ========       ========       ========      ========
Total Investment Return at Net
Asset Value(1)                            (3.13%)       18.66%        3.38%          1.93%(3)       9.78%         2.39%
Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                 $40,299       $98,739     $134,112       $132,885       $165,983      $238,591
Ratio of Expenses to Average
Net Assets                                 1.78%         1.75%        1.84%          1.81%(4)       1.78%         1.77%
Ratio of Net Investment Income
to Average Net Assets                      7.30%         6.87%        6.62%          6.68%(4)       6.18%         5.65%
Portfolio Turnover Rate                      85%          103%(5)      123%            58%           198%          228%

See notes to financial statements.



Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                             OCTOBER 1, 1998
                                                                                                            (COMMENCEMENT OF
                                                                                                               OPERATIONS)
                                                                                                             TO MAY 31, 1999
                                                                                                             ---------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                                                                                            $15.61
                                                                                                                --------
Net Investment Income(2)                                                                                            0.55
Net Realized and Unrealized
Loss on Investments and
Financial Futures Contracts                                                                                        (0.85)
                                                                                                                --------
Total from Investment
Operations                                                                                                         (0.30)
                                                                                                                --------
Less Distributions:
Dividends from Net Investment
Income                                                                                                             (0.55)
                                                                                                                --------
Net Asset Value, End of Period                                                                                    $14.76
                                                                                                                ========
Total Investment Return at Net
Asset Value(1)                                                                                                    (1.95%)(3)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                                                                                         $21,368
Ratio of Expenses to Average
Net Assets                                                                                                         1.77%(4)
Ratio of Net Investment Income
to Average Net Assets                                                                                              5.65%(4)
Portfolio Turnover Rate                                                                                             228%

(1) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Not annualized.
(4) Annualized.
(5) Portfolio turnover rate excludes merger activity.
(6) Effective May 31, 1997, the fiscal period end changed from December 31 to May 31.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.



Schedule of Investments
May 31, 1999
----------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by
Bond Fund on May 31, 1999. It's divided into three main categories: bonds, preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                      PAR VALUE
                                                         INTEREST         CREDIT        (000s           MARKET
ISSUER, DESCRIPTION                                        RATE           RATING*      OMITTED)          VALUE
-------------------                                      --------         -------      --------         -------

BONDS
Aerospace (0.45%)
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2
08-15-14 (R)                                               10.910%          BBB         $5,800        $7,012,780
                                                                                                     -----------
Automobile/Trucks (0.88%)
Chrysler Financial Co. LLC,
Med Term Note Ser S 11-15-01                                5.690           A+           4,520         4,473,082
ERAC USA Finance Co.,
Note 02-15-05 (R)                                           6.625           BBB+         6,200         6,029,500
United Rentals, Inc.,
Note 04-01-09 (R)                                           9.000           BB-          3,060         3,067,038
                                                                                                     -----------
                                                                                                      13,569,620
                                                                                                     -----------
Banks - Foreign (3.19%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04 (Y)                      8.200           AA-         10,000        10,694,000
African Development Bank,
Sub Note (Supra National) 12-15-03 (Y)                      9.750           AA-          8,000         9,085,920
International Bank for Reconstruction & Development,
Deb (Supra National) 09-01-16 (Y)                           8.250           AAA          5,000         5,881,700
RBSG Capital Corp.,
Gtd Cap Note (Scotland) 03-01-04 (Y)                       10.125           A           10,605        11,908,142
Scotland International Finance No. 2 B.V.,
Gtd Sub Note (Netherlands) 11-01-06 (R) (Y)                 8.850           A+          10,250        11,457,245
                                                                                                     -----------
                                                                                                      49,027,007
                                                                                                     -----------
Banks - United States (3.55%)
Banc One Corp.,
Sub Deb 10-15-26                                            7.625           A            4,445         4,622,578
BankBoston Corp.,
Sub Note 12-01-05                                           6.625           BBB+         4,115         4,060,229
Bank of New York,
Cap Security 12-01-26 (R)                                   7.780           A-           5,425         5,243,425
Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21                                       9.750           AA-          8,925         9,760,023
First Union National Bank,
Sub Note 12-01-28                                           6.500           A            4,475         4,028,842
National Westminster Bank Plc - New York Branch,
Sub Note 05-01-01                                           9.450           AA-         10,000        10,610,900
NB Capital Trust IV,
Gtd Cap Security 04-15-27                                   8.250           A-           2,915         3,032,912
Security Pacific Corp.,
Medium Term Sub Note 05-09-01                              10.360           A            6,000         6,463,860
Sub Note 11-15-00                                          11.500           A            6,400         6,888,448
                                                                                                     -----------
                                                                                                      54,711,217
                                                                                                     -----------
Beverages (0.26%)
Canadaigua Brands, Inc.,
Sr Sub Notes Ser C 12-15-03                                 8.750           B+           4,115         4,115,000
                                                                                                     -----------
Broker Services (0.27%)
Merrill Lynch & Co., Inc.,
Note 11-15-18                                               6.875           AA-          4,390         4,227,921
                                                                                                     -----------
Building (0.45%)
Oakwood Homes Corp.,
Sr Note 03-01-04                                            7.875           BBB-         3,200         3,148,320
Owens Corning,
Note 03-15-09                                               7.000           BBB-         4,090         3,887,136
                                                                                                     -----------
                                                                                                       7,035,456
                                                                                                     -----------
Chemicals (0.71%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                           6.000           A            2,820         2,754,435
Equistar Chemicals, L.P.,
Sr Note 02-15-04 (R)                                        8.500           BBB-         3,950         4,078,375
Monsanto Co.,
Deb 12-01-28 (R)                                            6.600           A            4,440         4,058,116
                                                                                                     -----------
                                                                                                      10,890,926
                                                                                                     -----------
Computers (0.93%)
PSINet, Inc.,
Sr Note 11-01-08                                           11.500           B-           4,540         4,767,000
Primark Corp.,
Sr Sub Note 12-15-08                                        9.250           B+           3,170         3,059,050
Verio, Inc.,
Sr Note 04-01-05                                           10.375           B-           6,235         6,422,050
                                                                                                     -----------
                                                                                                      14,248,100
                                                                                                     -----------
Cosmetics & Personal Care (0.44%)
Johnson & Johnson,
Deb 11-15-23                                                6.730           AAA          6,750         6,713,550
                                                                                                     -----------
Energy (1.17%)
AES Corp.,
Sr Sub Note 07-15-06                                       10.250           B+           6,005         6,245,200
MidAmerican Energy Holdings,
Sr Bond 09-15-28                                            8.480           BBB-         2,885         3,168,134
Sr Note 09-15-06                                            9.500           BBB-         4,115         4,475,351
P & L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                  9.625           B            4,040         4,040,000
                                                                                                     -----------
                                                                                                      17,928,685
                                                                                                     -----------
Finance (3.93%)
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                           6.000           BBB+         4,620         4,541,922
Chrysler Financial Corp.,
Deb 11-01-99                                               12.750           A+           3,000         3,090,990
CIT Group Holdings, Inc.,
Deb 03-15-01                                                9.250           A            5,000         5,262,550
Note 10-15-01                                               5.500           A+           5,485         5,402,725
Constitution Capital Trust I,
Gtd Cap Security 04-15-27 (R)                               9.150           BBB          3,725         3,806,056
Finova Capital Corp.,
Note 11-01-02                                               6.250           A-           4,105         4,070,107
Ford Motor Credit Co.,
Note 04-28-03                                               6.125           A            5,500         5,449,125
General Motors Acceptance Corp.,
Note 12-01-01                                               6.375           A            5,470         5,489,418
Household Finance Corp.,
Note 11-01-02                                               5.875           A            6,860         6,744,752
Sr Note 02-01-09                                            5.875           A            3,320         3,079,300
Marlin Water Trust & Marlin Water Capital Corp.,
Sr Sec Note 12-15-01 (R)                                    7.090           BBB          5,455         5,455,000
Merrill Lynch Mortgage Investors, Inc.,
Sub Bond Ser 1992-B Class B
04-15-12                                                    8.500           Aaa          1,950         1,963,677
Midland Funding Corp. II,
Deb Ser B 07-23-06                                         13.250           BB           1,900         2,286,612
Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A 06-15-04 (R)                      8.400           BBB-         4,102         3,815,209
                                                                                                     -----------
                                                                                                      60,457,443
                                                                                                     -----------
Food (0.26%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                       11.875           B            1,580         1,635,300
Luigino's, Inc.,
Sr Sub Note 02-01-06 (R)                                   10.000           B-           2,365         2,365,000
                                                                                                     -----------
                                                                                                       4,000,300
                                                                                                     -----------
Government - Foreign (1.07%)
Nova Scotia, Province of,
Deb (Canada) 04-01-22 (Y)                                   8.750           A-           7,500         9,066,825
Quebec, Province of,
Deb (Canada) 09-15-14 (Y)                                  13.250           A+           1,000         1,067,070
Saskatchewan, Province of,
Bond (Canada) 12-15-20 (Y)                                  9.375%          A            5,000         6,352,600
                                                                                                     -----------
                                                                                                      16,486,495
                                                                                                     -----------
Government - U.S. (20.93%)
United States Treasury,
Bond 08-15-17                                               8.875           AAA         46,652        60,581,821
Bond 05-15-18                                               9.125           AAA         47,075        62,727,437
Bond 02-15-23                                               7.125           AAA         51,384        57,967,318
Note 05-15-01                                               8.000           AAA          4,391         4,596,148
Note 05-15-02                                               7.500           AAA         27,866        29,289,674
Note 08-15-03                                               5.750           AAA         31,000        31,062,930
Note 02-15-05                                               7.500           AAA         26,735        28,961,491
Note 07-15-06                                               7.000           AAA         43,782        46,757,863
                                                                                                     -----------
                                                                                                     321,944,682
                                                                                                     -----------
Government - U.S. Agencies (7.96%)
Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf 01-01-16                               11.250           AAA            732           807,856
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 09-01-10 to
08-01-13                                                    7.000           AAA          3,434         3,483,863
15 Yr Pass Thru Ctf 12-01-12                                6.500           AAA          9,820         9,777,121
15 Yr Pass Thru Ctf 01-25-05                                8.000           AAA          9,262         9,412,897
15 Yr Pass Thru Ctf 02-01-08                                7.500           AAA          1,466         1,506,066
30 Yr Pass Thru Ctf 11-01-28                                6.500           AAA          3,758         3,673,440
30 Yr Pass Thru Ctf 10-01-23                                7.000           AAA          5,594         5,604,618
Pass Thru Ctf Ser 1997-M8 Class A-1
01-25-22                                                    6.940           AAA          3,317         3,370,990
Financing Corp.,
Bond 02-08-18                                               9.400           AAA          7,000         9,206,120
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 02-15-28 to
01-15-29                                                    6.500           AAA         14,956        14,586,486
30 Yr Pass Thru Ctf 06-15-28 to
04-15-29                                                    7.000           AAA         26,552        26,552,226
30 Yr Pass Thru Ctf 07-15-02 to
06-15-28                                                    7.500           AAA         18,362        18,789,600
30 Yr Pass Thru Ctf 11-15-22                                8.000           AAA          3,055         3,185,536
30 Yr Pass Thru Ctf 07-15-16 to
01-15-25                                                    9.000           AAA          8,478         9,081,323
30 Yr Pass Thru Ctf 11-15-19 to
05-15-21                                                    9.500           AAA          1,869         2,008,636
30 Yr Pass Thru Ctf 06-15-20 to
03-15-25                                                   10.000           AAA          1,024         1,102,923
30 Yr Pass Thru Ctf 01-15-16                               10.500           AAA             78            84,616
30 Yr Pass Thru Ctf 01-15-16                               11.000           AAA            148           163,034
                                                                                                     -----------
                                                                                                     122,397,351
                                                                                                     -----------
Insurance (4.06%)
Conseco, Inc.,
Note 06-15-05                                               6.800           BBB          2,030         1,926,003
Equitable Life Assurance Society of the United States,
Surplus Note 12-01-05 (R)                                   6.950           A            6,050         6,071,054
Fairfax Financial Holdings Ltd.,
Note (Canada) 04-15-26 (Y)                                  8.300           BBB+         3,775         3,720,489
Liberty Mutual Insurance Co.,
Surplus Note 05-04-07 (R)                                   8.200           A+           4,190         4,511,960
Surplus Note 10-15-26 (R)                                   7.875           A+           1,460         1,457,474
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                   7.625           AA          10,450        10,841,875
NAC Re Corp.,
Note 06-15-99                                               8.000           A-           3,360         3,362,453
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                                   7.500           AA-         15,000        14,857,200
Sun Canada Financial Co.,
Gtd Sub Note 12-15-07 (R)                                   6.625           AA           7,250         7,105,000
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                        7.875           A-           5,665         5,793,709
Willis Corroon Group Plc,
Sr Sub Note 02-01-09 (R)                                    9.000           B+           2,890         2,788,850
                                                                                                     -----------
                                                                                                      62,436,067
                                                                                                     -----------
Leisure (1.81%)
HMH Properties, Inc.,
Sr Gtd Sec Note Ser A 08-01-05                              7.875           BB           2,525         2,386,125
Harrah's Operating Co., Inc.,
Sr Note 01-15-09                                            7.500           BBB-         2,635         2,583,617
Sr Sub Note 12-15-05                                        7.875           BB+          3,080         2,979,900
Marvel Enterprises, Inc.,
Sr Note 06-15-09 (R)                                       12.000           B-           3,905         4,031,912
SFX Entertainment, Inc.,
Gtd Sr Sub Note 12-01-08                                    9.125           B-           4,465         4,465,000
Sun International Hotels Ltd.,
Gtd Sr Sub Note (Bahamas) 03-15-07 (Y)                      9.000           B+           2,000         2,010,000
Gtd Sr Sub Note (Bahamas) 12-15-07 (Y)                      8.625           B+           2,225         2,202,750
Trump Hotels & Casino Resorts Funding,
Inc./Holdings, L.P.,
Sr Note 06-15-05                                           15.500           B-           5,150         5,253,000
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                        9.500           B+           1,930         1,958,950
                                                                                                     -----------
                                                                                                      27,871,254
                                                                                                     -----------
Manufacturing (0.03%)
Globe Manufacturing Corp.,
Gtd Sr Sub Note 08-01-08                                   10.000           B-             600           480,000
                                                                                                     -----------
Media (6.44%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                      9.250           B+           4,750         4,868,750
Sr Note Ser B 07-15-03                                      8.125           B1           2,250         2,216,250
Sr Note 05-01-09                                            7.875           B1           1,530         1,449,675
CSC Holdings, Inc.,
Sr Note 07-15-08                                            7.250           BB+          2,875         2,823,767
Sr Sub Deb 05-15-16                                        10.500           BB-          2,890         3,352,400
Century Communications Corp.,
Sr Note 08-15-00                                            9.500           BB-          2,545         2,608,625
Comcast Cellular Holdings, Inc.,
Sr Note Ser B 05-01-07                                      9.500           BB+          8,220         9,165,300
Continental Cablevision, Inc.,
Sr Note 05-15-06                                            8.300           BBB          3,765         4,037,887
EchoStar DBS Corp.,
Sr Note 02-01-09 (R)                                        9.375           B            3,630         3,657,225
Falcon Holdings Group L.P.,
Deb Ser B 04-15-10                                          8.375           B            2,820         2,749,500
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11 (R)                                    8.625           B+           2,445         2,421,699
Sr Sub Note Ser B 10-01-09                                  8.750           B+           2,365         2,341,350
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                         8.250           BBB-         4,670         5,005,072
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05 (Y)                        10.000           BB+          8,000         8,900,000
Sec 2nd Priority Note (Canada)
08-01-02 (Y)                                                9.625           BB+          2,585         2,714,250
SFX Broadcasting, Inc.,
Sr Sub Note Ser B 05-15-06                                 10.750           B-           2,960         3,322,600
TCI Communications, Inc.,
Sr Deb 02-15-26                                             7.875           AA-          4,455         4,817,058
TKR Cable I, Inc.,
Sr Deb 10-30-07                                            10.500           AA-         17,240        18,453,351
TV Guide, Inc.,
Sr Sub Note 03-01-09 (R)                                    8.125           B+           4,850         4,704,500
Time Warner, Inc.,
Deb 01-15-13                                                9.125           BBB          4,620         5,417,735
Deb 05-15-29                                                6.625           BBB          4,395         4,003,757
                                                                                                     -----------
                                                                                                      99,030,751
                                                                                                     -----------
Medical (1.43%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06 (Y)                              10.750           B+           2,350         2,420,500
Sr Note (Canada) 01-15-06 (R) (Y)                          10.750           B+           2,690         2,770,700
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security
02-01-08                                                    7.875           B+           3,480         3,323,400
Guidant Corp.,
Note 02-15-06                                               6.150           A-           3,720         3,522,468
Integrated Health Services, Inc.,
Sr Sub Deb 01-01-01                                         5.750           CCC          3,525         2,009,250
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                       10.750           B+           3,185         3,678,675
Sola International, Inc.,
Note 03-15-08                                               6.875           BBB-         1,580         1,403,214
Tenet Healthcare Corp.,
Sr Note 12-01-03                                            8.625           BB+          1,330         1,346,625
Watson Pharmaceuticals, Inc.,
Sr Note 05-15-08                                            7.125           BBB-         1,590         1,536,337
                                                                                                     -----------
                                                                                                      22,011,169
                                                                                                     -----------
Metal (0.34%)
Golden Northwest Aluminum, Inc.,
1st Mtg Note 12-15-06 (R)                                  12.000           BB-          2,465         2,538,950
National Steel Corp.,
1st Mtg Bond Ser B 03-01-09 (R)                             9.875           B+           2,620         2,659,300
                                                                                                     -----------
                                                                                                       5,198,250
                                                                                                     -----------
Mortgage Banking (3.31%)
Citibank Credit Card Master Trust I,
Pass Thru Ctf Ser 1997-7 Class A
08-15-02                                                    6.350           AAA          3,955         3,984,742
ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2 Class A-5
08-15-25                                                    8.100           AAA          3,880         3,991,550
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser
1998-C1 Class A-1A 12-17-07                                 6.260           AAA          5,314         5,239,540
Deutsche Mortgage & Asset Receiving Corp.,
Commercial Mtg Pass Thru Ctf Ser
1998-C1 Class C 03-15-08                                    6.861           A2           3,585         3,386,706
First Union-Lehman Brothers-Bank of America,
Pass Thru Ctf Ser 1998-C2 Class A-1
06-18-07                                                    6.280           AAA          4,363         4,320,638
FirstPlus Home Loan Trust,
Pass Thru Ctf Ser 1998-4 Class A-5
01-10-18                                                    6.380           AAA          6,220         5,904,299
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1997-C2 Class A-3
11-15-07                                                    6.566           Aaa          6,025         5,964,750
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-1 Class A-5
12-25-13                                                    6.290           AAA          6,816         6,826,701
Salomon Brothers Mortgage Securities VII, Inc.,
Mtg Pass Thru Ctf Ser 1997-HUD2
Class A-2 07-25-24                                          6.750           Aaa          3,940         3,917,897
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-D1 Class A6
02-15-25                                                    7.180           AAA          7,260         7,359,825
                                                                                                     -----------
                                                                                                      50,896,648
                                                                                                     -----------
Oil & Gas (2.58%)
Burlington Resources, Inc.,
Deb 03-01-29                                                7.375           A-           4,425         4,491,375
CMS Panhandle Holding Co.,
Sr Note 07-15-29 (R)                                        7.000           BBB-         2,940         2,775,360
Camuzzi Gas Pampeana S.A.,
Bond (Argentina) 12-15-01 (Y)                               9.250           BBB-         3,475         3,370,750
Conoco, Inc.,
Sr Note 04-15-29                                            6.950           A-           4,400         4,221,096
El Paso Energy Corp.,
Sr Note 05-15-09                                            6.750           BBB-         3,470         3,378,912
Ocean Energy, Inc.,
Sr Sub Note 07-15-07                                        8.875           BB-          2,940         2,954,700
Petroleos Mexicanos Finance Ltd.,
Note (Cayman Islands) 02-15-08 (R) (Y)                      6.550           AAA          4,175         4,101,937
Petroleos Mexicanos,
Gtd Sr Note (Mexico) 12-02-08 (R) (Y)                       9.375           BB           1,825         1,815,875
Petroleum Geo-Services, Inc.,
Sr Note (Norway) 03-30-08 (Y)                               6.625           BBB          4,165         3,978,783
Triton Energy,
Sr Note 04-15-02                                            8.750           B+           4,630         4,548,975
Valero Energy Corp.,
Note 03-15-06                                               7.375           BBB-         4,085         4,004,117
                                                                                                     -----------
                                                                                                      39,641,880
                                                                                                     -----------
Paper & Paper Products (1.07%)
Fort James Corp.,
Sr Note 09-15-02                                            6.500           BBB-         4,110         4,118,836
Packaging Corp.,
Sr Sub Note 04-01-09 (R)                                    9.625           B            3,135         3,182,025
Repap New Brunswick,
Sr Sec Note (Canada) 06-01-04 (R) (Y)                      11.500           B-           2,425         2,449,250
S.D. Warren Co.,
Sr Sub Note Ser B 12-15-04                                 12.000           B+           6,195         6,644,138
                                                                                                     -----------
                                                                                                      16,394,249
                                                                                                     -----------
Real Estate Operations (0.23%)
Mack-Cali Realty L.P.,
Note 03-15-09                                               7.250           BBB          3,690         3,542,400
                                                                                                     -----------
Real Estate Investment Trust (1.36%)
American Health Properties, Inc.,
Note 01-15-07                                               7.500           BBB-         3,510         3,115,125
Cabot Industrial Properties L.P.,
Note 05-01-04                                               7.125           BBB-         3,400         3,355,120
Camden Property Trust,
Sr Note 04-15-04                                            7.000           BBB          3,755         3,691,165
Liberty Property L.P.,
Med Term Note 06-05-02                                      6.600           BBB-         2,990         2,907,775
ProLogis Trust,
Sr Note 04-15-04                                            6.700           BBB+         3,520         3,449,600
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                               7.300           BBB-         4,395         4,366,345
                                                                                                     -----------
                                                                                                      20,885,130
                                                                                                     -----------

Retail (1.28%)
Great Atlantic & Pacific Tea Co., Inc. (The)
Note 04-15-07                                               7.750           BBB-         4,600         4,501,284
Meyer (Fred), Inc.,
Note 03-01-08                                               7.450           BBB-         7,255         7,406,847
Pathmark Stores, Inc.,
Sub Note 06-15-02                                          11.625           CCC+         5,200         5,304,000
Safeway, Inc.,
Sr Note 11-15-01                                            5.875           BBB          2,480         2,453,464
                                                                                                     -----------
                                                                                                      19,665,595
                                                                                                     -----------
Telecommunications (6.90%)
AXIA, Inc.,
Sr Sub Note 07-15-08                                       10.750           B-           1,625         1,592,500
Call-Net Enterprises, Inc.,
Sr Note (Canada) 05-15-09 (Y)                               9.375           BB-          3,350         3,216,000
Clearnet Communications, Inc.,
Sr Disc Notes (Canada) 05-01-09 (A) (Y)                      Zero           B3           3,295         1,746,350
Electric Lightwave, Inc.,
Note 05-15-04 (R)                                           6.050           AA-          3,415         3,325,117
GTE North, Inc.,
Deb Ser H 11-15-08                                          5.650           AA-          5,715         5,311,121
Global Crossing Holdings, Ltd.,
Sr Note 05-15-08                                            9.625           BB           4,060         4,445,700
Hermes Europe Railtel B.V.,
Sr Note (Netherlands) 08-15-07 (Y)                         11.500           B            2,450         2,554,125
Sr Note (Netherlands) 01-15-09 (Y)                         10.375           B            1,455         1,484,100
Intermedia Communications, Inc.,
Sr Note Ser B 06-01-08                                      8.600           B            1,865         1,743,775
LCI International, Inc.,
Sr Note 06-15-07                                            7.250           BB+          3,825         3,796,963
Lenfest Communications,
Sr Sub Note 06-15-06                                       10.500           BB-          5,645         6,661,100
McLeodUSA, Inc.,
Sr Note 02-15-09 (R)                                        8.125           B+           2,890         2,716,600
Sr Note 11-01-08                                            9.500           B+           3,090         3,105,450
Metromedia Fiber Network, Inc.,
Sr Note 11-15-08 (R)                                       10.000           B            4,710         4,863,075
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07 (Y)                              12.000           B            2,425         2,837,250
NTL, Inc.,
Sr Note 10-01-08 (R)                                       11.500           B-           3,770         4,090,450
Nextel Communications, Inc.,
Sr Disc Note, 08-15-04                                      9.750           B-           2,710         2,791,300
Sr Disc Note, Step Coupon (9.95%,
02-15-03) 02-15-08 (A)                                       Zero           B-           3,410         2,267,650
NEXTLINK Communications, Inc.,
Sr Note 11-15-08 (R)                                       10.750           B            4,855         4,855,000
Orange Plc,
Sr Note (United Kingdom) 08-01-08 (Y)                       8.000           BB-          3,780         3,883,950
Pegasus Communications Corp.,
Sr Note 10-15-05                                            9.625           B-           1,550         1,592,625
Qwest Communications International, Inc.,
Sr Note 11-01-08 (R)                                        7.250           BB+          5,505         5,408,663
RCN Corp.,
Sr Note 10-15-07                                           10.000           B3           2,315         2,315,000
Sprint Capital Corp.,
Gtd Note 05-01-19                                           6.900           BBB+         7,330         7,014,810
Telecorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon
(11.625%, 04-15-04) 04-15-09 (A) (R)                         Zero           B3           3,045         1,568,175
Viatel, Inc.,
Sr Sec Note 04-15-08                                       11.250           Caa1         4,045         4,045,000
WorldCom, Inc.,
Sr Note 08-15-01                                            6.125           BBB+         6,230         6,224,019
Sr Note 08-15-28                                            6.950           BBB+         6,470         6,299,710
Worldwide Fiber, Inc.,
Sr Note (Canada) 12-15-05 (R) (Y)                          12.500           B-           4,340         4,470,200
                                                                                                     -----------
                                                                                                     106,225,778
                                                                                                     -----------
Textile (0.33%)
Tropical Sportswear International Corp.,
Gtd Sr Sub Note Ser A 06-15-08                             11.000           B-           1,410         1,466,400
WestPoint Stevens, Inc.,
Sr Note 06-15-05                                            7.875           BB           3,715         3,668,563
                                                                                                     -----------
                                                                                                       5,134,963
                                                                                                     -----------
Transport (5.35%)
America West Airlines, Inc.,
Pass Thru Ctf Ser B 01-02-08                                6.930           A-           3,996         3,918,133
Continental Airlines,
Pass Thru Ctf Ser 96-C 10-15-13                             9.500           BBB+         4,653         5,001,588
Pass Thru Ctf Ser 1999-1A 08-02-20                          6.545           AA+          5,615         5,488,663
Note 12-15-05                                               8.000           BB-          3,915         3,817,125
Fine Air Services, Inc.,
Sr Note 06-01-08                                            9.875           B            3,735         3,286,800
Humpuss Funding Corp.,
Gtd Note 12-15-09 (R)                                       7.720           B3           4,604         2,968,305
NWA Trust,
Sr Note Ser A 12-21-12                                      9.250           AA           5,236         5,734,150
Northwest Airlines, Inc.,
Gtd Note 03-15-04                                           8.375           BB           4,505         4,341,153
Pass Thru Ctf Ser 1996-1 01-02-15                           8.970           BBB-         3,641         3,729,184
Pass Thru Ctf Ser 1996-1C 01-02-05                         10.150           BBB-         2,864         2,907,139
Railcar Trust No. 1992-1,
Pass Thru Ser 1992-1 Class A
06-01-04                                                    7.750           AAA         12,639        13,039,558
Scandinavian Airlines System,
Deb (Sweden) 07-20-99 (Y)                                   9.125           A3           6,834         6,868,170
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                         11.200           BB           7,369         8,013,932
Ucar Global Enterprises, Inc.,
Sr Sub Note 01-15-05                                       12.000           B            6,470         6,890,550
Union Pacific Corp.,
Deb 02-01-29                                                6.625           BBB-         4,390         3,942,044
Wisconsin Central Transportation Corp.,
Note 04-15-08                                               6.625           BBB-         2,470         2,389,725
                                                                                                     -----------
                                                                                                      82,336,219
                                                                                                     -----------
Utilities (10.67%)
AES Eastern Energy,
Pass Thru Ctf 01-02-17 (R)                                  9.000           BBB-         3,660         3,661,830
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                               9.000           BB-          5,005         5,561,806
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                          8.890           BB-          6,600         7,375,500
CE Casecnan Water & Energy Co., Inc.,
Sr Note Ser A (Philippines)
11-15-05 (Y)                                               11.450           BB+          4,100         3,649,000
CMS Energy Corp.,
Sr Note 01-15-04 (R)                                        6.750           BB           3,545         3,367,750
Sr Note 01-15-09                                            7.500           BB           5,250         5,013,750
Calpine Corp.,
Sr Note 04-15-09                                            7.750           BB           3,775         3,665,525
Sr Note 05-15-06                                           10.500           BB           4,650         5,033,625
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                      9.500           BB+         10,220        10,884,300
Connecticut Light & Power Co.,
1st Mtg Ser C 06-01-02                                      7.750           BBB-         1,900         1,944,441
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                      10.250           BB-          9,039        10,189,665
East Coast Power LLC,
Sr Sec Note 03-31-12 (R)                                    7.066           BBB-         4,670         4,455,764
GG1B Funding Corp.,
Deb 01-15-11                                                7.430           BBB-         3,699         3,642,774
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21 (Y)                              9.400           A+           3,140         3,958,472
Gtd Deb (Canada) 02-01-03 (Y)                               7.375           A+           7,185         7,410,753
Gtd Deb Ser FU (Canada) 02-01-12 (Y)                       11.750           A+           5,000         7,070,050
Iberdrola International B.V.,
Note 10-01-02                                               7.500           AA-          8,000         8,282,640
Note 06-01-03 (R)                                           7.125           AA-          8,629         8,822,462
Long Island Lighting Co.,
Deb 03-15-23                                                8.200           A-           5,615         5,994,013
Midland Cogeneration Venture L.P.,
Sec Deb Ser C-91 07-23-02                                  10.330           BBB-         8,681         9,169,656
Midland Funding Corp. II,
Deb Ser A 07-23-05                                         11.750           BB           3,750         4,293,750
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R) (Y)                       9.625           BB           1,320         1,122,000
Niagara Mohawk Power Corp.,
Deb 01-01-18                                                8.770           BBB-         6,990         7,262,261
Niantic Bay Fuel Trust,
Bond 06-05-03 (R)                                           8.590           B+           2,350         2,365,745
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                      9.050           BB-          3,575         3,685,182
Northeast Utilities,
Note Ser A 12-01-06                                         8.580           BB-           979           975,244
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A Class A-6
03-01-09                                                    6.050           AAA          4,481         4,326,943
PNPP II Funding Corp.,
Deb 05-30-16                                                9.120           BB-          3,905         4,344,313
Puget Sound Energy Capital Trust I,
Gtd Cap Security Ser B 06-01-27                             8.231           BBB-         3,150         3,169,688
System Energy Resources, Inc.,
1st Mtg 08-01-01                                            7.710           BBB-         5,525         5,469,750
U.S. West Capital Funding, Inc.,
Gtd Bond 07-15-28                                           6.875           A-           2,915         2,754,295
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                          8.090           BBB-         5,154         5,279,740
                                                                                                     -----------
                                                                                                     164,202,687
                                                                                                     -----------
TOTAL BONDS
(Cost $1,461,942,830)                                                                  (93.64%)    1,440,719,573
                                                                                       -------    --------------

                                                                                     NUMBER OF
                                                                                      SHARES
                                                                                    OR WARRANTS
                                                                                    -----------
PREFERRED STOCKS AND WARRANTS
California Federal Preferred
Capital Corp., 9.125%, Ser A,
Preferred Stock                                                                        245,755         6,604,666
MetroNet Communications Corp.,
Warrant (Canada) (R) (Y)                                                                 4,625           462,500
Packaging Corp. of America,
12.375%, Payment-In-Kind,
Preferred Stock (R)                                                                     16,000         1,672,000
                                                                                       -------    --------------

TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $8,098,475)                                                                       (0.57%)        8,739,166
                                                                                       -------    --------------

                                                                                      PAR VALUE
                                                                          INTEREST      (000s           MARKET
ISSUER, DESCRIPTION                                                         RATE       OMITTED)          VALUE
-------------------                                                        -------     --------         ------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.88%)
Investment in a joint repurchase agreement transaction with
ABN AMRO, Inc. - Dated 05-28-99, due 06-01-99 (Secured by U.S.
Treasury Bonds, 5.500% thru 12.000%, due 11-15-03 thru 08-15-28 and U.S. Treasury Notes, 6.500% and 7.785%, due 11-15-04 and
10-15-06) - Note A                                                          4.790%     $75,068       $75,068,000

Corporate Savings Account (0.29%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                                     4,431,706
                                                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS                                                            (5.17%)       79,499,706
                                                                                       -------    --------------
TOTAL INVESTMENTS                                                                      (99.38%)    1,528,958,445
                                                                                       -------    --------------
OTHER ASSETS AND LIABILITIES, NET                                                       (0.62%)        9,582,379
                                                                                       -------    --------------
TOTAL NET ASSETS                                                                      (100.00%)   $1,538,540,824
                                                                                       =======    ==============

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933.
    Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $216,374,542 or 14.06% of net assets as of May 31, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer;
    however, security is U.S. dollar denominated.

*   Credit ratings are unaudited and rated by Standard and Poor's where available, or Moody's Investors Service or
    John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

NOTE A -
ACCOUNTING POLICIES

John Hancock Sovereign Bond Fund (the "Trust") is a diversified open-end investment management company, registered under the Investment Company Act of 1940. The Trust consists of one series: John Hancock Bond Fund (the "Fund"). Prior to October 1, 1998, the Fund was known as John Hancock Sovereign Bond Fund. The investment objective of the Fund is to generate a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities.

The Trustees have authorized the issuance of multiple classes of the Fund, designated as Class A, Class B and Class C. The Trustees authorized the issuance of Class C shares effective October 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $24,368,796 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: May 31, 2001 -- $4,066,817, May 31, 2002 -- $9,347,493, May 31, 2004 --
$8,402,805, May 31, 2005 -- $1,183,431 and May 31, 2007 -- $1,368,250.
Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

At May 31, 1999, open positions in financial futures contracts were as follows:

                                                  UNREALIZED
EXPIRATION   OPEN CONTRACTS           POSITION   DEPRECIATION
----------   --------------           --------   ------------
SEP 99       179 U.S. TREASURY BOND   SHORT         $50,440

SEP 99       122 U.S. TREASURY NOTE   LONG              854
                                                    -------
                                                    $51,294
                                                    =======

At May 31, 1999, the Fund had deposited $357,500 par value of United States Treasury Bonds, 7.125%, due 02-15-23, in a segregated account to cover margin requirements on open financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

At May 31, 1999, there were no written option transactions.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly fee to the Adviser for a continuous investment program equivalent on an annual basis to the sum of (a) 0.50% of the first $1,500,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $500,000,000,
(c) 0.40% of the next $500,000,000 and (d) 0.35% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $1,782,697. Out of this amount, $137,960 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $720,309 was paid as sales commissions to unrelated broker-dealers and $924,428 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1999, contingent deferred sales charges received by JH Funds amounted to $455,292.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 1999, contingent deferred sales charges received by JH Funds amounted to $1,393.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended May 31, 1999, aggregated $1,435,973,269 and $1,354,396,395, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the year ended May 31, 1999, aggregated $1,973,487,121 and $1,982,301,025, respectively.

The cost of investments owned at May 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $1,550,115,649. Gross unrealized appreciation and depreciation of investments aggregated $22,851,197 and $48,440,107, respectively, resulting in net unrealized depreciation of $25,588,910.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended May 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,750, a decrease in distributions in excess of net investment income of $922 and a decrease in capital paid-in of $ 2,672. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Bond Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Bond Fund (formerly John Hancock Sovereign Bond Fund) (the "Fund"), including the schedule of investments, as of May 31, 1999, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Bond Fund at May 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
July 7, 1999


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1999.

Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the total of all distributions which are taxable for calendar year 1999.

With respect to the Fund's ordinary taxable income for the fiscal year ended May 31, 1999, 1.21% of the distributions qualify for the dividends received deduction available to corporations.


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